Supplement Dated June 18, 2001, to
the Prospectus Dated May 1, 2001 for
CORPORATE BENEFITS Variable Universal Life
issued by
Security Life of Denver Insurance Company
and its
Security Life Separate Account L1

This supplement updates certain information contained in your May 1, 2001, Prospectus. Please read it carefully and keep it for future reference.

The following information is added to the section headed, "Surrender," on page 37 of your Prospectus.

If your policy was issued on or after June 1, 2001, and you surrender your policy during the first eight policy years, you may receive an enhancement to your net cash surrender value. This enhancement feature is not guaranteed and is not available if the surrender of your policy is made as part of a Section 1035 exchange. See Section 1035 Exchanges, page 49.

The enhancement to the net cash surrender value is:
  the cumulative premium payments we received for your policy which were not the result of a Section 1035 exchange,

  minus partial withdrawals you have taken,

  multiplied by a factor based on the length of time elapsed since your policy date, taken from the table below:

Policy Year	Enhancement Factor
1	5.000%
2	4.375%
3	3.750%
4	3.125%
5	2.500%
6	1.875%
7	1.250%
8	0.625%
9+	0.000%

* * * * * * * * * * * * * * * *

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